Sprout Social Announces Third Quarter 2025 Financial Results CHICAGO, November 5, 2025 – Sprout Social, Inc. (“Sprout Social”, the “Company”) (Nasdaq: SPT), an industry-leading provider of cloud-based social media management software, today announced financial results for its third quarter ended September 30, 2025. “Our team delivered strong results in the third quarter, highlighted by 17% cRPO growth and strong profitability," said Ryan Barretto, CEO of Sprout Social. “We saw strong execution in our enterprise segment as we remain committed to strengthening our enterprise presence through customer adoption, account expansion, and strategic partnerships.” Third Quarter 2025 Financial Highlights Revenue ● Revenue was $115.6 million, up 13% compared to the third quarter of 2024. ● Total remaining performance obligations (RPO) of $357.1 million as of September 30, 2025, up 15% year-over-year. ● Current remaining performance obligations (cRPO) of $258.5 million as of September 30, 2025, up 17% year-over-year. Operating Income (Loss) ● GAAP operating loss was ($9.1) million, compared to ($16.9) million in the third quarter of 2024. ● Non-GAAP operating income was $13.7 million, compared to $7.5 million in the third quarter of 2024. Net Loss ● GAAP net loss was ($9.4) million, compared to ($17.1) million in the third quarter of 2024. ● Non-GAAP net income was $13.4 million, compared to $7.3 million in the third quarter of 2024. ● GAAP net loss per share was ($0.16) based on 58.9 million weighted-average shares of common stock outstanding, compared to ($0.30) based on 57.2 million weighted-average shares of common stock outstanding in the third quarter of 2024. ● Non-GAAP net income per share was $0.23 based on 58.9 million weighted-average shares of common stock outstanding, compared to $0.13 based on 57.2 million weighted-average shares of common stock outstanding in the third quarter of 2024. Cash ● Cash and cash equivalents totaled $90.6 million as of September 30, 2025, compared to $101.5 million as of June 30, 2025. ● Net cash provided by operating activities was $9.3 million, compared to $9.0 million in the third quarter of 2024. ● Non-GAAP free cash flow was $10.3 million, compared to $9.3 million in the third quarter of 2024. See “Use of Non-GAAP Financial Measures” below for definitions of Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP net income (loss) per share and Non-GAAP free cash flow and the financial tables that accompany this release for reconciliations of our non-GAAP measures to their closest comparable GAAP measures. See “Key Business Metrics” below for how Sprout Social defines RPO, cRPO, the number of customers contributing over $10,000 in ARR and the number of customers contributing over $50,000 in ARR. Customer Metrics

● Grew number of customers contributing over $10,000 in ARR to 9,756 customers as of September 30, 2025, up 7% compared to September 30, 2024. ● Grew number of customers contributing over $50,000 in ARR to 1,947 customers as of September 30, 2025, up 21% compared to September 30, 2024. Recent Customer Highlights ● During the third quarter, we had the opportunity to grow with new and existing customers like Xerox, NYU, Bentley, Celsius/Alani, Hallmark, Valvoline, Becton Dickinson, the Royal Family, Primo Brands, and Cub Foods. Recent Business Highlights Sprout Social recently: ● Launched new Canva integration to streamline design-to-publishing for social (link) ● Launched expansive suite of integrations to empower brands in the social intelligence era (link) ● Expanded Salesforce collaboration to revolutionize Social Customer Care (link) ● Recognized as a silver winner for Best Influencer Marketing Platform at the 2025 Global Influencer Marketing Awards Fourth Quarter and 2025 Financial Outlook For the fourth quarter of 2025, the Company currently expects: ● Total revenue between $118.2 million and $119.0 million. ● Non-GAAP operating income between $9.5 million and $10.5 million. ● Non-GAAP net income per share between $0.15 and $0.17 based on approximately 59.3 million weighted-average shares of common stock outstanding. For the full year 2025, the Company currently expects: ● Total revenue between $454.9 million and $455.7 million. ● Non-GAAP operating income between $46.1 million and $47.1 million. ● Non-GAAP net income per share between $0.77 and $0.79 based on approximately 58.6 million weighted-average shares of common stock outstanding. The Company’s fourth quarter and 2025 financial outlook is based on a number of assumptions that are subject to change and many of which are outside the Company’s control. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. The Company does not provide guidance for operating loss, the most directly comparable GAAP measure to non-GAAP operating income, or net loss per share, the most directly comparable GAAP measure to non-GAAP net income per share, and similarly cannot provide a reconciliation between its forecasted non-GAAP operating income and non-GAAP net income per share and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Conference Call Information The financial results and business highlights will be discussed on a conference call and webcast scheduled at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) today, November 5, 2025. Online registration for this event conference call can be found at https://registrations.events/direct/Q4I191315. The live webcast of the conference call can be accessed from Sprout Social’s investor relations website at http://investors.sproutsocial.com. Following completion of the events, a webcast replay will also be available at http://investors.sproutsocial.com for 12 months. About Sprout Social

Sprout Social is a global leader in social media management and analytics software, built on the belief that All Business is Social℠. Sprout’s intuitive platform puts powerful social data into the hands of approximately 30,000 brands so they can deliver smarter, faster business impact. Named the #1 Best Software Product by G2’s 2024 Best Software Award, Sprout offers comprehensive publishing and engagement functionality, customer care, influencer marketing, advocacy, crisis management and AI-powered business intelligence. Sprout’s software operates across all major social media networks and digital platforms. For more information about Sprout Social (NASDAQ: SPT), visit sproutsocial.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” ”future,” “intend,” “long-term model,” “may,” “medium to longer term goals,” “might,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q4 2025 and full year 2025 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies, including our investments in research and development, and other statements that are not historical fact. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: we may not be able to sustain our revenue and customer growth rate in the future, including due to risks associated with our strategic focus on enterprise customers; price increases have and may continue to negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; we may be unable to successfully enter new markets, manage our international expansion and comply with any applicable international laws and regulations; we may be unable to integrate acquired businesses or technologies successfully or achieve the expected benefits of such acquisitions and investments; unstable market, economic, and political conditions, such as recession risks, effects of inflation, tariffs and trade tensions, changes in government spending, labor shortages, supply chain issues, fluctuations in interest rates, and the impacts of ongoing overseas conflicts, have and could continue to adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; we may not be able to generate sufficient cash to service our indebtedness; covenants in our credit agreement may restrict our operations, and if we do not effectively manage our business to comply with these covenants, our financial condition could be adversely impacted; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand; and risks related to ongoing legal proceedings. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 26, 2025 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, to be filed with the SEC as well as any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the current and ongoing instability in market, economic, and political conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures  We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that these non-GAAP financial measures are useful to investors as additional tools to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense, amortization expense associated with the acquired developed technology from our acquisitions of Tagger Media, Inc. (“Tagger”) and NewsWhip Group Holdings Limited (“NewsWhip”), and restructuring charges. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, amortization expense and restructuring charges, which are often unrelated to overall operating performance. Non-GAAP operating income. We define non-GAAP operating income as GAAP loss from operations, excluding stock-based compensation expense, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges, non-cash losses from lease terminations, acquisition-related expenses and accretion associated with contingent consideration. We believe non-GAAP operating income provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, amortization expense, restructuring charges, non-cash losses from lease terminations, acquisition-related expenses and accretion associated with contingent consideration, which are often unrelated to overall operating performance. Non-GAAP operating margin. We define non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income. We define non-GAAP net income as GAAP net loss, excluding stock-based compensation expense, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges, non-cash losses from lease terminations, acquisition-related expenses and accretion associated with contingent consideration. We believe non-GAAP net income provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, amortization expense, restructuring charges, non-cash losses from lease terminations, acquisition-related expenses and accretion associated with contingent consideration, which are often unrelated to overall operating performance. Non-GAAP net income per share. We define non-GAAP net income per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges, non-cash losses from lease terminations, acquisition-related expenses and accretion associated with contingent consideration. We believe non-GAAP net income per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, amortization expense, restructuring charges, non-cash losses from lease terminations, acquisition-related expenses and accretion associated with contingent consideration, which are often unrelated to overall operating performance. Non-GAAP free cash flow. We define non-GAAP free cash flow as net cash provided by operating activities less expenditures for property and equipment, interest payments on our revolving credit facility, payments related to restructuring charges and acquisition-related costs. Non-GAAP free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe non-GAAP free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash provided by our core operations that, after expenditures for property and equipment, interest payments on our revolving credit facility, payments related to restructuring charges and acquisition-related costs, is available for strategic initiatives. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses are defined as sales and marketing expenses, research and development expenses and general and administrative expenses, respectively, less stock-based compensation expense, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges, non-cash losses from lease terminations and acquisition-related expenses. We believe these non-GAAP measures provide our management and investors with insight into day-to-day operating expenses given that these measures eliminate the effect of stock-based compensation, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges, non-cash losses from lease terminations and acquisition-related expenses. Key Business Metrics Remaining performance obligations (“RPO”). RPO, or remaining performance obligations, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in future periods. Current remaining performance obligations (“cRPO”). cRPO, or current RPO, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in the next 12 months. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. While we no longer believe that ARR and number of customers are key performance indicators of Sprout Social’s business, these metrics are necessary for an understanding of how we define number of customers contributing over $10,000 in ARR and number of customers contributing over $50,000 in ARR. For this purpose, we define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period and we define a customer as a unique account, multiple accounts containing a common non-personal email domain, or multiple accounts governed by a single agreement or entity. Availability of Information on Sprout Social’s Website and Social Media Profiles Investors and others should note that Sprout Social routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Sprout Social Investors website. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Sprout Social Investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Sprout Social to review the information that it shares at the Investors link located at the bottom of the page on www.sproutsocial.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Sprout Social when enrolling an email address by visiting "Email Alerts" in the "Shareholder Services" section of Sprout Social's Investor website at https://investors.sproutsocial.com/. Social Media Profiles: www.twitter.com/SproutSocial www.twitter.com/SproutSocialIR www.facebook.com/SproutSocialInc www.linkedin.com/company/sprout-social-inc-/ www.instagram.com/sproutsocial Contact Media: Layla Revis Email: pr@sproutsocial.com Phone: (866) 878-3231

Investors: Alex Kurtz Twitter: @SproutSocialIR Email: investors@sproutsocial.com Phone: (312) 528-9166 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Three Months Ended September 30, 2025 2024 Revenue Subscription $ 114,720 $ 101,813 Professional services and other 873 825 Total revenue 115,593 102,638 Cost of revenue(1) Subscription 25,362 22,928 Professional services and other 422 304 Total cost of revenue 25,784 23,232 Gross profit 89,809 79,406 Operating expenses Research and development(1) 25,068 26,272 Sales and marketing(1) 47,034 47,499 General and administrative(1) 26,818 22,514 Total operating expenses 98,920 96,285 Loss from operations (9,111) (16,879) Interest expense (761) (851) Interest income 859 1,007 Other expense, net (294) (110) Loss before income taxes (9,307) (16,833) Income tax expense 74 254 Net loss $ (9,381) $ (17,087) Net loss per share attributable to common shareholders, basic and diluted $ (0.16) $ (0.30) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 58,930,087 57,179,710

(1) Includes stock-based compensation expense as follows: Three Months Ended September 30, 2025 2024 Cost of revenue $ 627 $ 1,059 Research and development 5,696 7,493 Sales and marketing 5,696 8,962 General and administrative 7,010 5,672 Total stock-based compensation expense $ 19,029 $ 23,186 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Nine Months Ended September 30, 2025 2024 Revenue Subscription $ 334,510 $ 296,100 Professional services and other 2,150 2,718 Total revenue 336,660 298,818 Cost of revenue(1) Subscription 74,386 67,211 Professional services and other 1,170 851 Total cost of revenue 75,556 68,062 Gross profit 261,104 230,756 Operating expenses Research and development(1) 72,884 75,167 Sales and marketing(1) 142,638 138,233 General and administrative(1) 78,210 64,035 Total operating expenses 293,732 277,435 Loss from operations (32,628) (46,679) Interest expense (1,684) (2,869) Interest income 2,700 3,095 Other expense, net (106) (773) Loss before income taxes (31,718) (47,226)

Income tax expense 868 328 Net loss $ (32,586) $ (47,554) Net loss per share attributable to common shareholders, basic and diluted $ (0.56) $ (0.84) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 58,397,790 56,742,498 (1) Includes stock-based compensation expense as follows: Nine Months Ended September 30, 2025 2024 Cost of revenue $ 2,057 $ 2,890 Research and development 18,307 18,979 Sales and marketing 17,721 24,527 General and administrative 20,905 15,454 Total stock-based compensation expense $ 58,990 $ 61,850 Sprout Social, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share data) September 30, 2025 December 31, 2024 Assets Current assets Cash and cash equivalents $ 90,639 $ 86,437 Marketable securities - 3,745 Accounts receivable, net of allowances of $2,173 and $2,169 at September 30, 2025 and December 31, 2024, respectively 63,501 84,033 Deferred Commissions 25,151 20,184 Prepaid expenses and other assets 15,726 15,816 Total current assets 195,017 210,215 Property and equipment, net 9,868 10,951 Deferred commissions, net of current portion 54,800 51,653 Operating lease, right-of-use asset 10,212 11,326 Goodwill 166,972 121,315

Intangible assets, net 42,142 21,914 Other assets, net 2,385 967 Total assets $ 481,396 $ 428,341 Liabilities and Stockholders' Equity Current liabilities Accounts payable $ 9,392 $ 6,984 Deferred revenue 172,563 178,585 Operating lease liability 2,569 3,747 Accrued wages and payroll related benefits 16,932 20,567 Accrued expenses and other 17,688 10,869 Total current liabilities 219,144 220,752 Revolving credit facility 44,000 25,000 Deferred revenue, net of current portion 834 1,101 Operating lease liability, net of current portion 12,755 14,543 Other non-current liabilities 10,537 351 Total liabilities 287,270 261,747 Stockholders' equity Class A common stock, par value $0.0001 per share; 1,000,000,000 shares authorized; 56,098,336 and 53,145,821 shares issued and outstanding at September 30, 2025, respectively; 54,219,684 and 51,277,740 shares issued and outstanding at December 31, 2024, respectively 4 4 Class B common stock, par value $0.0001 per share; 25,000,000 shares authorized; 6,236,301 and 6,029,357 shares issued and outstanding at September 30, 2025, respectively; 6,687,582 and 6,480,638 shares issued and outstanding at December 31, 2024, respectively 1 1 Additional paid-in capital 618,673 558,391 Treasury stock, at cost (37,583) (37,422) Accumulated other comprehensive income - 3 Accumulated deficit (386,969) (354,383) Total stockholders’ equity 194,126 166,594 Total liabilities and stockholders’ equity $ 481,396 $ 428,341

Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Three Months Ended September 30, 2025 2024 Cash flows from operating activities Net loss $ (9,381) $ (17,087) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 906 960 Amortization of line of credit issuance costs 60 52 Accretion of discount on marketable securities - (58) Amortization of acquired intangible assets 2,036 1,553 Amortization of deferred commissions 6,287 4,238 Amortization of right-of-use operating lease asset 392 475 Stock-based compensation expense 19,029 23,186 Provision for accounts receivable allowances 204 732 Accretion of contingent consideration 169 - Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable 5,814 3,521 Prepaid expenses and other current assets (945) (10) Deferred commissions (10,225) (7,286) Accounts payable and accrued expenses (1,534) (1,313) Deferred revenue (2,934) 949 Lease liabilities (580) (960) Net cash provided by operating activities 9,298 8,952 Cash flows from investing activities Expenditures for property and equipment (787) (477) Payments for business acquisition, net of cash acquired (50,333) - Proceeds from maturity of marketable securities - 3,800 Net cash (used in) provided by investing activities (51,120) 3,323 Cash flows from financing activities Borrowings from line of credit 32,000 - Repayments of line of credit (3,000) (10,000) Proceeds from exercise of stock options - 2

Employee taxes paid related to the net share settlement of stock-based awards (161) (252) Net cash provided by (used in) financing activities 28,839 (10,250) Net (decrease) increase in cash, cash equivalents, and restricted cash (12,983) 2,025 Cash, cash equivalents, and restricted cash Beginning of period 105,555 84,830 End of period $ 92,572 $ 86,855 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Nine Months Ended September 30, 2025 2024 Cash flows from operating activities Net loss $ (32,586) $ (47,554) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 2,895 2,826 Amortization of line of credit issuance costs 170 155 Accretion of discount on marketable securities (7) (383) Amortization of acquired intangible assets 4,622 4,677 Amortization of deferred commissions 17,206 11,649 Amortization of right-of-use operating lease asset 1,114 1,360 Stock-based compensation expense 58,990 61,850 Provision for accounts receivable allowances 2,449 1,473 Loss on lease termination 1,175 - Accretion of contingent consideration 169 - Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable 20,338 7,655 Prepaid expenses and other current assets (744) (4,723) Deferred commissions (25,320) (21,118) Accounts payable and accrued expenses (4,755) (1,526) Deferred revenue (10,512) 8,755 Lease liabilities (2,712) (2,917) Net cash provided by operating activities 32,492 22,179

Cash flows from investing activities Expenditures for property and equipment (3,052) (2,062) Payments for business acquisition, net of cash acquired (50,333) (1,409) Proceeds from maturity of marketable securities 3,750 40,185 Net cash (used in) provided by investing activities (49,635) 36,714 Cash flows from financing activities Borrowings from line of credit 32,000 - Repayments of line of credit (13,000) (25,000) Payments for line of credit issuance costs (486) - Proceeds from exercise of stock options - 29 Proceeds from employee stock purchase plan 944 1,238 Employee taxes paid related to the net share settlement of stock-based awards (161) (2,000) Net cash provided by (used in) financing activities 19,297 (25,733) Net increase in cash, cash equivalents, and restricted cash 2,154 33,160 Cash, cash equivalents, and restricted cash Beginning of period 90,418 53,695 End of period $ 92,572 $ 86,855 The following schedule reflects our non-GAAP financial measures and reconciles our non-GAAP financial measures to the related GAAP financial measures (in thousands, except per share data): Reconciliation of Non-GAAP Financial Measures Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Reconciliation of Non-GAAP gross profit Gross profit $ 89,809 $ 79,406 $ 261,104 $ 230,756 Stock-based compensation expense 627 1,059 2,057 2,890 Amortization of acquired developed technology 985 705 2,395 2,115 Restructuring charges - - 416 - Non-GAAP gross profit $ 91,421 $ 81,170 $ 265,972 $ 235,761 Reconciliation of Non-GAAP operating income Loss from operations $ (9,111) $ (16,879) $ (32,628) $ (46,679) Stock-based compensation expense 19,029 23,186 58,990 61,850

Amortization of acquired intangible assets 1,957 1,213 4,383 3,639 Restructuring charges - - 2,731 - Loss on lease termination - - 1,175 - Acquisition-related expenses 1,690 - 1,780 - Accretion associated with contingent consideration 169 - 169 - Non-GAAP operating income $ 13,734 $ 7,520 $ 36,600 $ 18,810 Reconciliation of Non-GAAP net income Net loss $ (9,381) $ (17,087) $ (32,586) $ (47,554) Stock-based compensation expense 19,029 23,186 58,990 61,850 Amortization of acquired intangible assets 1,957 1,213 4,383 3,639 Restructuring charges - - 2,731 - Loss on lease termination - - 1,175 - Acquisition-related expenses 1,690 - 1,780 - Accretion associated with contingent consideration 169 - 169 - Non-GAAP net income $ 13,464 $ 7,312 $ 36,642 $ 17,935 Reconciliation of Non-GAAP net income per share Net loss per share attributable to common shareholders, basic and diluted $ (0.16) $ (0.30) $ (0.56) $ (0.84) Stock-based compensation expense 0.33 0.41 1.01 1.10 Amortization of acquired intangible assets 0.03 0.02 0.08 0.06 Restructuring charges - - 0.05 - Loss on lease termination - - 0.02 - Acquisition-related expenses 0.03 - 0.03 - Accretion associated with contingent consideration - - - - Non-GAAP net income per share $ 0.23 $ 0.13 $ 0.63 $ 0.32 Reconciliation of Non-GAAP free cash flow Net cash provided by operating activities $ 9,298 $ 8,952 $ 32,492 $ 22,179 Expenditures for property and equipment (787) (477) (3,052) (2,062) Interest paid on credit facility 254 836 1,076 3,014 Payments related to restructuring charges - - 2,946 - Acquisition-related costs 1,574 - 1,574 - Non-GAAP free cash flow $ 10,339 $ 9,311 $ 35,036 $ 23,131